DELAWARE GROUP
Devon Fund

(various photos demonstrating services and guidance, professional management and goals)


service and guidance

professional management

1997
Annual Report

goals


DELAWARE
GROUP
--------

A Commitment
To Our
Investors

(insert photo of glasses, pen and keyboard)

Delaware Group's investment tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions -- including some of America's largest pension funds -- reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Group offers a full range of mutual funds. We also manage variable annuity investments, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

A TRADITION OF SOUND INVESTING

for total return

(insert photo of illustration from total return brochures)

Devon Fund's Objective

To seek current income and capital appreciation.

commitment

November 7, 1997

Dear Shareholder:
Devon Fund achieved a robust +32.11% total return (capital change plus income based on net asset value for Class A shares) for the 12 months ended October 31, 1997, a time when many stocks enjoyed substantial levels of capital appreciation.
        For the fourth consecutive fiscal year, your Fund outpaced the average of its peers in the increasingly competitive Lipper Growth and Income Fund category.
        We are especially pleased with Devon Fund's short-term results during the second half of fiscal 1997, a period of sharply higher market volatility. From April through October, your Fund outdistanced the unmanaged S&P 500 Index by nearly 300 basis points (3%) and provided a total return that was more than double that of the Dow Jones Industrial Average, as shown on page 2.
        During the year, our pharmaceutical, financial and capital goods stock selections performed particularly well. This past summer we reallocated more of your Fund's assets into stocks of mid-size companies we believed were undervalued. This helped Devon weather the stock market's correction in late October and, in our opinion, leaves the Fund well-positioned for fiscal 1998.
        In the 1990s, the U.S. has enjoyed steady economic growth, the unemployment rate has fallen below 5% and inflation is half what it was a generation ago. Our federal budget deficit has declined to levels not seen since the Nixon administration in the early 1970s. We believe these long-term trends remain intact and will continue to have a positive effect on U.S. financial markets.
        Still, we see reason for caution as we approach the end of the millennium, especially after three years of exceptionally ebullient stock market returns. We believe short-term stock price fluctuations of 10% or more are likely to occur more frequently in the coming years, and that such times will present opportunities for patient and savvy investors.

This past summer we reallocated more of your Fund's assets into stocks of medium-size companies that we believed were undervalued. This helped Devon weather the stock market's correction in late October.

                               1997 annual report

CUMULATIVE TOTAL RETURN

                                           Six Months Ended           12 Months Ended
                                           October 31, 1997           October 31, 1997
-------------------------------------------------------------------------------------------
Devon Fund A Class                           +18.11%                    +32.11%
-------------------------------------------------------------------------------------------
Lipper Growth & Income Fund Average          +16.12% (670 funds)        +28.12% (589 funds)
Dow Jones Industrial Average                  +7.11%                    +25.82%
Standard & Poor's 500 Index                  +15.16%                    +32.20%
-------------------------------------------------------------------------------------------

All performance shown above is based on net asset value without effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on page 8. Past performance does not guarantee future results.

research & discipline



        In fiscal 1997, a few of Devon's larger holdings - notably in health care - were buffeted by regulatory issues, as well as concerns that stock prices relative to earnings had risen well beyond historical norms. However, by following a strict sell discipline, the Fund's portfolio manager - George
H. Burwell - disposed of most of these stocks at either a profit or with only modest losses.
        Mr. Burwell strives to select stocks with a blend of growth and value characteristics while efficiently pruning the portfolio of companies that become overvalued or fail to live up to expectations. We believe this approach can be especially useful for investors given today's rapidly changing stock market environment.
        All equity mutual funds are affected by short-term market fluctuations. Nevertheless, we believe Devon has the potential to reduce exposure to market risks and provide superior long-term total return.

--------------------------------------------------------------------------------
New President and CEO

On October 13, 1997,Jeffrey J. Nick was named President and Chief Executive Officer of the Delaware Group of Funds. Mr. Nick has been CEO of Lincoln National Investment Companies, Delaware's indirect parent, since October 1996. He joined Lincoln National in April 1990, and from 1992 to 1996 he managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor's degree from Princeton University.

--------------------------------------------------------------------------------
                               1997 annual report

        As Devon Fund enters its fifth year of operation, we wish to extend our sincere appreciation to the many new investors who have expressed confidence in the Fund and the Delaware family. During fiscal 1997, Devon Fund's assets tripled while the number of shareholders more than doubled.
        We look forward to reporting to you again in the spring. Please accept our best wishes for a new year of prosperity and happiness.

Sincerely,

/s/ Wayne A. Stork
--------------------
Wayne A. Stork
Chairman



/s/ Jeffrey J. Nick
--------------------
Jeffrey J. Nick
President and Chief Executive Officer


 Portfolio Manager's Review

Despite volatile market conditions, fiscal 1997 was a rewarding period for investors who could uncover undervalued stocks and make them the cornerstones of a growth and income-oriented portfolio.
        In 1997, the Federal Reserve Board's monetary policy effectively tamed consumer inflation despite an economy that has enjoyed robust growth. Although the rate of joblessness in America was the lowest in a generation, the U.S. Consumer Price Index rose just 2.2% for the 12 months ended October
31, 1997, the smallest increase in years. This climate generally benefited stocks.
        For much of the period, stocks of large, high profile companies tended to outperform the rest of the equity market, as investors focused on businesses with consistent earnings and stocks offering dividend growth potential. Your Fund successfully rode a wave of investor enthusiasm that lifted the prices of many pharmaceutical, banking, insurance and capital goods companies.
        But we also applied a strict value discipline that forced us to sell or reduce some of our positions in large multinational consumer growth companies, such as Proctor & Gamble and SmithKline Beecham, well before the wave broke in late October. By redeploying assets to stocks that met our value criteria, we preserved capital to a greater degree than our peers between August, when the stock market peaked, and the fiscal year's end.


                               1997 annual report

(photo of keyboard)

        Devon Fund enjoyed positive cash flow from many new investors and this gave your Fund's management the flexibility and resources to buy companies with consistent earnings and dividend growth potential at attractive prices. We generally sold stocks that had appreciated to the point where the Fund's sell discipline was triggered. This happens when a stock's price relative to its earnings (P/E ratio) exceeds that of the overall market by more than 20%.
        In recent months, our research has led to what we believe are overlooked and misunderstood companies such as Rite Aid Corp., the drug store chain, W.R. Grace, which makes plastic food wrapping and Ralston-Purina, the pet food company. We are attracted to companies where we believe an effective restructuring is underway that could increase the company's stock price relative to earnings (P/E ratio). Often we find value in industries that are consolidating or where competition is limited.

Strategic Positioning
Over time, investors tend to pay more for companies whose earnings and dividends are likely to grow at a steady rate. When we select stocks, we look for:
*  Value - attractive growth at discount prices;
*  Consistency - steady growth in a relatively stable industry;
* Cash flow - substantial resources to reinvest in the business or raise dividends;
*  Catalysts - improving operations or expansion through acquisition; and,
* Undiscovered potential - the company's potential hasn't been recognized yet by the market.

  We are attracted to companies where we believe an effective restructuring is underway. Often we find value in industries that are consolidating or where competition is limited.

Portfolio Highlights
--------------------------------------------------------------------------------
                                     October 31, 1997           October 31, 1996
--------------------------------------------------------------------------------
Median Market Capitalization          $5.7 billion               $4.1 billion
Number of Stocks                           61                         51
Average Stock Price-to-Earnings Ratio    17.0x                      15.1x
Top Sector                           Capital Goods             Consumer Growth
Current 30-Day SEC Yield                  0.58%                      1.10%
Beta*                                     0.96                       0.94
--------------------------------------------------------------------------------

P/Es are based on analysts' earnings estimates as reported by First Call. *A measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility. As of October 31, 1997, B and C Class shares did not have a yield as measured by Securities and Exchange Commission guidelines.

4
                               1997 annual report

o Undiscovered potential -- the company's potential hasn't been recognized yet by the market.
        Compared to October 31, 1996, we've slightly increased our weighting in mid-cap companies, adding niche service companies such as Ecolab Inc., which provides sanitary services to the hospitality industry, and Masco Corp., a building supplies and faucet maker.
        During the year, we reduced our weighting in health care stocks. Most performed well, with one important exception - Columbia/HCA Healthcare, the nation's largest hospital chain.
        The threat of antitrust or other legal actions can have a temporary negative effect on a stock that may present Devon Fund's management with a buying opportunity. Unfortunately, regulatory problems can occasionally become so substantial for a company that they overwhelm other considerations. Such was the case with Columbia, whose billing practices were the subject of a federal probe in 1997. The company had been a top 10 holding as of mid-year, but when Columbia's shares briefly rebounded during the second half, we sold our entire position at a modest loss.

Outlook
Despite volatile market conditions, we are still finding attractive values in stocks, especially among mid-size companies. Our stock selections have generally benefited from a migration away from expensive "branded" growth stocks. As investors seek consistent earnings growth at reasonable prices, our leading positions look increasingly attractive. An added benefit is that most of the Fund's stocks have only a modest exposure to the effects of a dollar that has been strengthening in value relative to other currencies, a trend that may reduce earnings of multinational companies.

Your Fund's Performance Amid Short-Term Market Volatility
May 1, 1997, to October 31, 1997

CHART A

                                                         Dow Jones Industrial
               Devon Fund A Class      S&P 500 Index     Average Total Return
April '97              .00%                  .00%                  .00%
May '97               5.53%                 6.08%                 4.86%
June '97             10.73%                10.83%                 9.87%
July '97             19.84%                19.65%                17.83%
Aug. '97             15.48%                12.95%                 9.50%
Sept. '97            21.85%                19.14%                14.29%
Oct. '97             18.11%                15.16%                 7.11%

Devon Fund outpaced both the S&P 500 Index and the Dow Jones Industrial Average for the six months ended October 31, 1997. We were able to achieve this by focusing on mid-cap stocks that appeared to offer lower risk and higher growth potential than stocks of larger companies.

Past performance does not guarantee future results. Performance of other classes will differ due to different charges and expenses. See page 8 for SEC-mandated performance information.

strategy

                                                                               5
                               1997 annual report

How Devon Blends Value and Growth
--------------------------------------------------------------------------------
October 31, 1997

                                                      Allocation            Price/
                               Percent of            Change From           Earnings          Median Market
Broad Sectors              Fund's Net Assets      October 31, 1996           Ratio*   Capitalization (billions)
---------------------------------------------------------------------------------------------------------------
Capital Goods                    19.6%                   +3.0%              18.2x                 $2.2
Consumer Growth                  14.6                    -8.0               18.8                   4.7
Finance                          16.3                    +2.0               15.6                   6.2
Consumer Staples                 10.0                    -4.0               17.8                   9.3
Consumer Cyclicals                6.8                    +1.5               17.4                   7.1
Technology                        6.1                 Unchanged             17.2                  28.3
Utilities                         2.8                    +2.0               14.6                   6.8
Energy                            4.2                 Unchanged             17.1                  26.0
REITs                             4.1                    +1.5               11.4                   1.0
---------------------------------------------------------------------------------------------------------------
Total                                                                       17.3                   5.7
S&P 500 Index                                                               20.5
---------------------------------------------------------------------------------------------------------------

* Weighted average among Devon Fund holdings based on 1998 earnings estimates as reported by First Call.
+ Market capitalization is a company's share price times the number of shares outstanding. The figure shown in the chart is the median of Devon Fund holdings in each sector.

Your Fund's holdings generally have lower P/E ratios and are generally of a smaller size than the average company in the S&P 500 Index, a sign of our efforts to create a portfolio with both growth and value characteristics.

outlook

        Several of our leading positions are companies which have excellent core business franchises but still trade at what we believe are modest prices because of diversification mistakes made several years back. In fiscal 1998, we are looking for these stocks to have higher stock prices relative to corporate earnings as investors come to realize that old problems have been corrected.
        At the end of October 1997, the S&P 500 Index was about 10% below its all-time high. Who would have thought the trigger event for an autumn U.S. market correction would be a currency crisis thousands of miles away in Thailand that spread to other parts of Southeast Asia?
        We believe the U.S. market's short-term decline may have been a good thing because it helped restore relative value to stocks and reduced speculative excesses in some sectors, notably high technology, an area where Devon has consistently been underweighted relative to the S&P 500. In our opinion, the pre-Halloween stock market scare will not materially affect domestic U.S. economic growth or business confidence. We view market volatility as an opportunity to purchase undervalued and misunderstood companies.


George H. Burwell
Vice President and
Senior Portfolio Manager

November 7, 1997


6
                               1997 annual report

--------------------------------------------------------------------------------
A Prescription for Potential Success
Devon Fund's Buy/Sell Discipline At Work

Schering Plough Corp.

In the spring of 1995, Schering Plough Corp.'s earnings and stock price were affected by negative perceptions about the New Jersey-based pharmaceutical company's earnings prospects. Analysts were unsure about how well Schering's newly launched drugs would do and concerned about a possible slowdown in sales of a key product.
        The company also recorded a $156.2 million loss on the sale of its contact lens business that year, resulting in overall earnings that were lower than a year earlier.
        For Devon Fund, this uncertainty presented a buying opportunity. During the Fund's 1995 fiscal year, Schering's share price had fallen to an attractive level of 14 to 16 times expected future earnings, lower than other drug companies. Meanwhile, our analysis of the company's operations suggested it was a well-managed business whose board had a consistent record of raising annual cash dividends by about 15% a year.
        To many short-term investors at the time, Schering's outlook was cloudy. It lacked so-called "blockbuster" drugs - products that could generate a $1 billion or more in annual sales. Nevertheless, we saw a company with several promising new cancer treatments and allergy relief drugs that had the potential to become catalysts for future earnings growth.
        So we began buying shares. By the end of fiscal 1996, Schering had become one of Devon Fund's top 10 holdings.
        By the summer of 1997, Schering was enjoying renewed earnings growth and Wall Street took notice. Sales of its Claritin prescription antihistamine were exceeding expectations while its Intron A drug was winning wide acceptance as a treatment for hepatitis and leukemia. The stock's P/E ratio rose to a level more than 20% above that of the overall market, peaking at 30 times earnings in July. This triggered Devon Fund's sell discipline, so we sold our entire position, realizing a substantial profit.

Schering Plough Corp.
Stock Price and Relative Value 1995-1997

Stock Price  Price/Earnings Ratio

                  High                  Low
Apr '93            17                   13
May '93            17                   16
Jun '93            17                   15
Jul '93            17                   15
Aug '93            15                   14
Sep '93            16                   14
Oct '93            17                   16
Nov '93            17                   16
Dec '93            17                   15
Jan '94            17                   15
Feb '94            15                   14
Mar '94            15                   13
Apr '94            15                   13
May '94            16                   15
Jun '94            16                   15
Jul '94            16                   15
Aug '94            17                   15
Sep '94            17                   16
Oct '94            18                   17
Nov '94            18                   17
Dec '94            18                   18
Jan '95            19                   17
Feb '95            19                   18
Mar '95            19                   18
Apr '95            19                   18
May '95            19                   18
Jun '95            22                   19
Jul '95            23                   21
Aug '95            23                   22
Sep '95            26                   22
Oct '95            27                   25
Nov '95            28                   26
Dec '95            30                   26
Jan '96            27                   25
Feb '96            29                   27
Mar '96            31                   28
Apr '96            31                   27
May '96            29                   26
Jun '96            31                   29
Jul '96            31                   26
Aug '96            29                   27
Sep '96            30                   27
Oct '96            33                   30
Nov '96            36                   31
Dec '96            35                   31
Jan '97            38                   31
Feb '97            40                   35
Mar '97            41                   36
Apr '97            41                   34
May '97            45                   39
Jun '97            49                   43
Jul '97            54                   47
Aug '97            54                   47
Sep '97            52                   47
Oct '97            61                   50

Jan. '95        16.286
Feb. '95        16.260
Mar. '95        14.728
Apr. '95        14.926
May '95         15.594
Jun. '95        16.588
Jul. '95        17.481
Aug. '95        17.528
Sep. '95        18.682
Oct. '95        19.500
Nov. '95        20.864
Dec. '95        19.211
Jan. '96        19.035
Feb. '96        19.693
Mar. '96        19.571
Apr. '96        19.318
May '96         19.739
Jun. '96        20.307
Jul. '96        17.799
Aug. '96        18.083
Sep. '96        19.180
Oct. '96        20.000
Nov. '96        22.266
Dec. '96        19.621
Jan. '97        22.917
Feb. '97        23.144
Mar. '97        21.148
Apr. '97        23.183
May '97         26.381
Jun. '97        26.597
Jul. '97        30.313
Aug. '97        26.667
Sep. '97        27.321
Oct. '97        29.741

Devon Sells
Jun '97              26.597
Jul '97             H30.313

Devon Buys
Mar '95              14.728
Apr '95              14.926


                                                                             7
                               1997 annual report

Fund Performance

Devon Fund Performance
Growth of a $10,000 Investment
December 29, 1993, to October 31, 1997
With Reinvestment of Capital Gains & Dividends
Devon Fund A Class                                $21,456
S&P 500 Index                                     $20,818
Lipper Growth & Income Fund Average (311 funds)   $19,188

     Devon         Lipper Growth & Income Fund Average      S&P 500


                   Devon       Lipper Growth & Income Fund Average      S&P 500
Index
Dec '93         $  9524                 $ 10000                        $ 10000
Jan ' 94        $  9876                 $ 10317                        $ 10340
Feb '94         $  9886                 $ 10112                        $ 10060
Mar ' 94        $  9552                 $  9696                        $  9622
Apr '94         $  9896                 $  9799                        $  9745
May '94         $ 10020                 $  9896                        $  9904
Jun '94         $  9829                 $  9674                        $  9662
Jul '94         $ 10117                 $  9944                        $  9978
Aug '94         $ 10490                 $ 10320                        $ 10387
Sep '94         $ 10318                 $ 10084                        $ 10133
Oct '94         $ 10404                 $ 10196                        $ 10360
Nov '94         $  9866                 $  9818                        $  9983
Dec '94         $ 10100                 $  9925                        $ 10131
Jan '95         $ 10110                 $ 10080                        $ 10393
Feb '95         $ 10650                 $ 10465                        $ 10797
Mar '95         $ 11021                 $ 10734                        $ 11116
Apr '95         $ 11181                 $ 10990                        $ 11443
May '95         $ 11483                 $ 11352                        $ 11899
Jun '95         $ 11704                 $ 11595                        $ 12175
Jul '95         $ 12147                 $ 11987                        $ 12578
Aug '95         $ 12188                 $ 12072                        $ 12610
Sep '95         $ 12722                 $ 12442                        $ 13142
Oct '95         $ 12692                 $ 12281                        $ 13095
Nov '95         $ 13167                 $ 12824                        $ 13668
Dec '95         $ 13679                 $ 13038                        $ 13932
Jan '96         $ 13957                 $ 13405                        $ 14406
Feb '96         $ 14032                 $ 13603                        $ 14540
Mar '96         $ 14010                 $ 13796                        $ 14679
Apr '96         $ 14214                 $ 14034                        $ 14895
May '96         $ 14525                 $ 14304                        $ 15278
Jun '96         $ 14954                 $ 14256                        $ 15336
Jul '96         $ 14266                 $ 13643                        $ 14658
Aug '96         $ 14663                 $ 14030                        $ 14967
Sep '96         $ 15443                 $ 14673                        $ 15809
Oct '96         $ 15755                 $ 14960                        $ 16245
Nov '96         $ 16834                 $ 15940                        $ 17471
Dec '96         $ 16812                 $ 15779                        $ 17125
Jan '97         $ 17402                 $ 16458                        $ 18194
Feb '97         $ 17795                 $ 16545                        $ 18338
Mar '97         $ 17043                 $ 15959                        $ 17586
Apr '97         $ 17623                 $ 16529                        $ 18634
May '97         $ 18598                 $ 17562                        $ 19773
Jun '97         $ 19468                 $ 18236                        $ 20652
Jul '97         $ 21119                 $ 19579                        $ 22294
Aug '97         $ 20352                 $ 18927                        $ 21046
Sep '97         $ 21491                 $ 19886                        $ 22197
Oct '97         $ 20818                 $ 19188                        $ 21456

By focusing on undervalued companies with earnings and dividend growth potential, your Fund has consistently provided results that have ranked among the top 20% of mutual funds with similar objectives, as measured by Lipper Analytical Services.*

Chart assumes $10,000 invested on December 29, 1993, and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other classes of Devon Fund will vary due to differing charges and expenses.

*Within Lipper's Growth & Income Fund Average, Devon Fund ranked 7th out of 311, 76th out of 382 and 117th out of 589 funds, respectively, for the lifetime, three year and one year periods ended October 31, 1997.

Devon Fund Performance
--------------------------------------------------------------------------------
Average Annual Return Through October 31, 1997

                                         Lifetime              One Year
--------------------------------------------------------------------------------
Class A (Est. 12/29/93)
    Excluding Sales Charge               +22.58%                +32.11%
    Including Sales Charge               +21.03%                +25.83%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
    Excluding Sales Charge               +23.61%                +31.21%
    Including Sales Charge               +23.01%                +27.21%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge               +26.05%                +31.24%
    Including Sales Charge               +26.05%                +30.24%

Devon Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Returns reflect reinvestment of distributions and sales charges as noted below. Performance excluding sales charge for B and C Classes assumes contingent sales charges either did not apply or the investment was not redeemed.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee of up to 0.30%.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months.

Voluntary fee limitations equal to 1.25% of net assets for A and Institutional Class shares and 1.95% for B and C Class shares were in effect as of October 31, 1997. Returns would have been lower without the limitations.

The average annual total returns for Devon Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +22.95% and +32.57%, respectively, for the lifetime and one-year periods ended October 31, 1997.

8
                               1997 annual report

Financial Statements
Delaware Group Equity Funds I, Inc. -
Devon Fund
Statement of Net Assets
October 31, 1997

---------------------------------------------------------------------------------------------
                                                             Number of                Market
                                                              Shares                   Value
                                                  -------------------------------------------
COMMON STOCK - 98.20%
Aerospace and Defense - 1.43%
GenCorp ...................................                   24,800              $   606,050
Lockheed Martin ...........................                    7,100                  674,944
                                                                                  -----------
                                                                                    1,280,994
                                                                                  -----------
Automobiles & Auto Parts - 2.08%
Danaher ...................................                   34,000                1,863,625
                                                                                  -----------
                                                                                    1,863,625
                                                                                  -----------
Banking, Finance & Insurance - 16.28%
American International Group                                  13,600                1,388,050
BB&T ......................................                   19,500                1,061,531
Chubb .....................................                   13,800                  914,250
Equifax ...................................                   70,400                2,186,800
Federal National Mortgage .................                   47,400                2,295,938
Nationwide Financial Services Class A .....                   36,000                1,095,750
PMI Group .................................                   14,500                  876,344
Provident .................................                   53,600                1,788,900
SAFECO ....................................                   29,700                1,413,534
Unum ......................................                   32,300                1,574,625
                                                                                  -----------
                                                                                   14,595,722
                                                                                  -----------
Buildings and Materials - 6.26%
Foster Wheeler ............................                   44,100                1,447,031
Masco .....................................                   95,000                4,168,125
                                                                                  -----------
                                                                                    5,615,156
                                                                                  -----------
Cable, Media & Publishing - 5.30%
Banta .....................................                   27,400                  714,112
Reynolds & Reynolds Class A ...............                   39,400                  674,725
Wallace Computer Services .................                   87,400                3,359,438
                                                                                  -----------
                                                                                    4,748,275
                                                                                  -----------
Chemicals - 5.90%
Fuller (HB)  ..............................                   24,500                1,156,094
Grace (W.R.)  .............................                   36,000                2,448,000
Valspar ...................................                   57,100                1,684,450
                                                                                  -----------
                                                                                    5,288,544
                                                                                  -----------
Computers - 1.75%
Hewlett-Packard ...........................                   25,500                1,573,031
                                                                                  -----------
                                                                                    1,573,031
                                                                                  -----------
Electronics & Electrical - 4.35%
Intel .....................................                   16,300                1,255,609
Motorola ..................................                   20,100                1,241,175
Rockwell International ....................                   12,500                  612,500
Teleflex ..................................                   21,100                  785,975
                                                                                  -----------
                                                                                    3,895,259
                                                                                  -----------
Top 10 equity holdings, representing 35.44% are in bold face.



Financial Statements
Delaware Group Equity Funds I, Inc. -
Devon Fund
Statement of Net Assets
October 31, 1997

------------------------------------------------------------------------------------------
                                                        Number of               Market
                                                          Shares                 Value
                                                  ----------------------------------------
COMMON STOCK (Continued)
Energy - 4.22%
Kerr-McGee .............................                  23,300              $1,574,206
Royal Dutch Petroleum-ADR ..............                  22,300               1,173,538
Total S A-ADR ..........................                  18,700               1,037,850
                                                                              ----------
                                                                               3,785,594
                                                                              ----------
Food, Beverage & Tobacco - 10.55%
ConAgra ................................                  92,200               2,777,525
Hershey Foods ..........................                  19,300               1,066,325
Philip Morris ..........................                  57,900               2,294,288
Ralston-Purina Group ...................                  26,000               2,333,500
Universal Foods ........................                  24,900                 981,994
                                                                              ----------
                                                                               9,453,632
                                                                              ----------
Healthcare & Pharmaceuticals - 5.30%
American Home Products .................                  36,900               2,735,212
Baxter International ...................                   7,300                 337,625
Johnson & Johnson ......................                  29,300               1,681,087
                                                                              ----------
                                                                               4,753,924
                                                                              ----------
Packaging & Containers - 1.04%
TriMas .................................                  31,800                 930,150
                                                                              ----------
                                                                                 930,150
                                                                              ----------
Real Estate - 4.10%
D.R. Horton ............................                  59,200                 888,000
Developers Diversified Realty ..........                  11,300                 446,350
Highwoods Properties ...................                  24,500                 845,250
Nationwide Health Properties ...........                  29,100                 656,569
Storage USA ............................                  11,400                 432,487
Sun Communities ........................                  11,600                 404,550
                                                                              ----------
                                                                               3,673,206
                                                                              ----------
Retail - 8.09%
May Department Stores ..................                  16,600                 894,325
Rite Aid ...............................                  75,900               4,506,563
Sherwin-Williams .......................                  66,600               1,848,150
                                                                              ----------
                                                                               7,249,038
                                                                              ----------
Telecommunications - 2.92%
ALLTEL .................................                  29,100               1,029,412
SBC Communications .....................                  24,900               1,584,263
                                                                              ----------
                                                                               2,613,675
                                                                              ----------
Textiles, Apparel & Furniture - 7.73%
Ecolab .................................                  73,800               3,510,113
Hillenbrand Industries .................                  22,400                 957,600
HON Industries .........................                  35,200               1,817,200
Miller (Herman)  .......................                  13,100                 641,900
                                                                              ----------
                                                                               6,926,813
                                                                              ----------

                               1997 annual report

-----------------------------------------------------------------------------------------------------------------
                                                                                Number of               Market
                                                                                  Shares                 Value
                                                                      -------------------------------------------
COMMON STOCK (Continued)
Utilities - 2.83%
CMS Energy ....................................................                   27,300              $   996,450
Edison International ..........................................                   25,400                  650,875
PacifiCorp ....................................................                   41,100                  891,356
                                                                                                      -----------
                                                                                                        2,538,681
                                                                                                      -----------
Miscellaneous - 8.07%
Pentair .......................................................                   40,200                1,552,725
Service International .........................................                   50,700                1,543,181
Tompkins plc-ADR ..............................................                   24,400                  503,250
Tyco International ............................................                   96,400                3,639,100
                                                                                                      -----------
                                                                                                        7,238,256
                                                                                                      -----------
Total Common Stock
  (cost $78,614,990) ..........................................                                       $88,023,575
                                                                                                      -----------
CONVERTIBLE PREFERRED
STOCKS - 0.56%
Freeport-McMoRan Copper & Gold
 7.00% pfd cv .................................................                   19,900                  502,475
                                                                                                      -----------
Total Convertible Preferred Stock
  (cost $540,180)  ............................................                                       $   502,475
                                                                                                      -----------
                                                                               Principal
                                                                                 Amount
REPURCHASE AGREEMENTS - 1.14%
With Chase 5.65% 11/3/97 (dated 10/31/97,
  collateralized by $364,000 U.S. Treasury
  Notes 5.75% due 10/31/00, market value
  $363,992)  ..................................................                  357,000                  357,000
With Paine Webber 5.65% 11/3/97
  (dated 10/31/97, collateralized by
  $339,000 U.S. Treasury Notes 5.125%
  due 2/28/98, market value $341,381) .........................                  334,000                  334,000
With Prudential Securities 5.65% 11/3/97
  (dated 10/31/97, collateralized by $337,000
  U.S. Treasury Notes 5.88% due 2/28/99,
  market value $341,275)  .....................................                  334,000                  334,000
                                                                                                      -----------
Total Repurchase Agreements
  (cost $1,025,000)  ..........................................                                       $ 1,025,000
                                                                                                      -----------

--------------------------------------------------------------------------------------------------
                                                                                Market
                                                                                 Value
                                                       -------------------------------------------
TOTAL MARKET VALUE OF SECURITIES OWNED
  (cost $80,180,170) - 99.90%  ................................              $89,551,050
RECEIVABLES AND OTHER ASSETS NET
  OF LIABILITIES - 0.10%  .....................................                   92,736
                                                                             -----------
NET ASSETS APPLICABLE TO 5,024,343 SHARES
  ($1 PAR VALUE) OUTSTANDING - 100.00% ........................              $89,643,786
                                                                             ===========
NET ASSET VALUE - DEVON FUND A CLASS
  ($49,261,907 / 2,757,834 shares)  ...........................              $     17.86
                                                                             ===========
NET ASSET VALUE - DEVON FUND B CLASS
  ($28,757,111 / 1,615,428 shares)  ...........................              $     17.80
                                                                             ===========
NET ASSET VALUE - DEVON FUND C CLASS
  ($5,875,898 / 330,385 shares)  ..............................              $     17.79
                                                                             ===========
NET ASSET VALUE - DEVON FUND INSTITUTIONAL CLASS
  ($5,748,870 / 320,696 shares)  ..............................              $     17.93
                                                                             ===========
------------------
ADR - American Depository Receipt

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1997:
Common stock, $1 par value, 125,000,000 shares
  authorized to the Devon Fund ................................              $74,471,329
Undistributed net investment income ...........................                   59,952
Accumulated net realized gain on investments ..................                5,741,625
Net unrealized appreciation of investments ....................                9,370,880
                                                                             -----------
Total net assets ..............................................              $89,643,786
                                                                             ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE -
DEVON FUND A CLASS
Net asset value A Class (A)  ..................................              $     17.86
Sales charge (4.75% of offering price, or 4.98%
  of amount invested per share) (B)  ...........................                    0.89
                                                                             -----------
Offering price ................................................              $     18.75
                                                                             ===========

-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

10                             1997 annual report

Delaware Group Equity Funds I, Inc. -
Devon Fund
Statement of Operations
Year Ended October 31, 1997

---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ....................................              $  1,033,970
Interest .....................................                   199,844               $  1,233,814
                                                            ------------
EXPENSES:
Management fees ..............................                   310,229
Distribution expense .........................                   250,941
Dividend disbursing and transfer agent fees
  and expenses ...............................                   186,586
Accounting fees and salaries .................                    24,313
Registration fees ............................                    20,194
Reports and statements to shareholders .......                    13,030
Taxes other than taxes on income .............                    10,100
Professional fees ............................                     8,000
Directors' fees ..............................                     5,818
Custodian fees ...............................                     2,950
Other ........................................                     4,389                    836,550
                                                            ------------               ------------
Less expenses absorbed by Delaware
  Management Company, Inc. ...................                                              (90,857)
                                                                                       ------------
Total expenses ...............................                                              745,693
                                                                                       ------------
NET INVESTMENT INCOME ........................                                              488,121
                                                                                       ------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain from investment transactions                                            5,746,895
Net change in unrealized appreciation on
  investments during the period ..............                                            6,227,315
                                                                                       ------------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS ........................                                           11,974,210
                                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ............................                                         $ 12,462,331
                                                                                       ------------

                             See accompanying notes

Delaware Group Equity Funds I, Inc. -
Devon Fund
Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
                                                                        Year Ended                Year Ended
                                                                           1997                       1996
                                                                      ---------------------------------------
OPERATIONS:
Net investment income .........................................       $    488,121               $    277,292
Net realized gain from investment transactions ................          5,746,895                  1,659,549
Net change in unrealized appreciation
 on investments during the period .............................          6,227,315                  1,747,047
                                                                      ------------               ------------
Net increase in net assets resulting from operations ..........         12,462,331                  3,683,888
                                                                      ------------               ------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 Devon Fund A Class ...........................................           (362,273)                  (174,416)
 Devon Fund B Class ...........................................            (55,613)                   (16,956)
 Devon Fund C Class ...........................................            (11,501)                    (3,999)
 Devon Fund Institutional Class ...............................            (70,878)                   (56,556)

Net realized gain from investment transactions:
 Devon Fund A Class ...........................................         (1,104,351)                  (463,434)
 Devon Fund B Class ...........................................           (264,305)                   (50,076)
 Devon Fund C Class ...........................................            (82,511)                      (367)
 Devon Fund Institutional Class ...............................           (216,937)                  (151,603)
                                                                      ------------               ------------
                                                                        (2,168,369)                  (917,407)
                                                                      ------------               ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Devon Fund A Class ...........................................         38,641,388                  6,421,733
 Devon Fund B Class ...........................................         22,994,757                  2,265,272
 Devon Fund C Class ...........................................          4,650,415                  1,597,020
 Devon Fund Institutional Class ...............................          3,219,483                    842,297
Net asset value of shares issued upon reinvestment
 of dividends from net investment income and
 net realized gain on investment transactions:
 Devon Fund A Class ...........................................          1,427,106                    621,810
 Devon Fund B Class ...........................................            309,109                     64,045
 Devon Fund C Class ...........................................             90,323                      4,344
 Devon Fund Institutional Class ...............................            287,815                    208,178
                                                                      ------------               ------------
                                                                        71,620,396                 12,024,699
                                                                      ------------               ------------
Cost of shares repurchased:
 Devon Fund A Class ...........................................        (11,875,438)                (2,868,651)
 Devon Fund B Class ...........................................           (689,717)                  (105,456)
 Devon Fund C Class ...........................................           (354,298)                  (647,436)
 Devon Fund Institutional Class ...............................         (2,002,961)                (1,096,984)
                                                                      ------------               ------------
                                                                       (14,922,414)                (4,718,527)
                                                                      ------------               ------------
Increase in net assets derived from
 capital share transactions ...................................         56,697,982                  7,306,172
                                                                      ------------               ------------
NET INCREASE IN NET ASSETS: ...................................         66,991,944                 10,072,653

NET ASSETS:
Beginning of year .............................................         22,651,842                 12,579,189
                                                                      ------------               ------------
End of year ...................................................       $ 89,643,786               $ 22,651,842
                                                                      ============               ============

                             See accompanying notes

                                                                      11
                               1997 annual report

Delaware Group Equity Funds I, Inc. -
Devon Fund
Financial Highlights
October 31, 1997


----------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                    Devon Fund A Class
                                                                             -----------------------------------------------------
                                                                                           Year Ended                    12/29/93(1)
                                                                                           October 31,                       to
                                                                                1997          1996            1995        10/31/94
Net asset value, beginning of period ....................................   $14.610        $12.550        $10.830        $10.000

Income from investment operations:
        Net investment income ...........................................     0.182          0.216          0.207(2)       0.136
        Net realized and unrealized gain from security transactions .....     4.243          2.689          2.053          0.784
                                                                            -------        -------        -------        -------
        Total from investment operations ................................     4.425          2.905          2.260          0.920
                                                                            -------        -------        -------        -------
Less dividends and distributions:
        Dividends from net investment income ............................    (0.210)        (0.205)        (0.220)        (0.090)
        Distributions from net realized gain on security transactions ...    (0.965)        (0.640)        (0.320)            --
                                                                            -------        -------        -------        -------
        Total dividends and distributions ...............................    (1.175)        (0.845)        (0.540)        (0.090)
                                                                            -------        -------        -------        -------
Net asset value, end of period ..........................................   $17.860        $14.610        $12.550        $10.830
                                                                            =======        =======        =======        =======

Total return(3) .........................................................     32.11%         24.14%         21.98%         11.09%

Ratios and supplemental data:
        Net assets, end of period (000 omitted) .........................   $49,262        $14,907        $8,846         $4,600
        Ratio of expenses to average net assets .........................      1.25%(4)       1.25%(4)      1.25%(4)       1.25%(4)
        Ratio of net investment income to average net assets ............      1.14%(5)       1.67%(5)      1.82%(5)       1.96%(5)
        Portfolio turnover ..............................................        64%            80%           99%           180%
        Average commission rate paid(6) .................................   $0.0600        $0.0600           N/A            N/A

------------
    (1)    Date of initial public offering, ratios and total return have been annualized.
    (2)    1995 per share information was based on the average shares outstanding method.
    (3)    Does not include maximum sales charge nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.
    (4)    Ratio of expenses to average net assets prior to expense limitation was 1.42% for the year ended October 31, 1997,
           1.84% for year ended October 31, 1996, 2.29% for the year ended October 31, 1995 and 3.26% for the period ended
           October 31, 1994.
    (5)    Ratio of net investment income (loss) to average net assets prior to expense limitation was 0.97% for the year ended
           October 31, 1997, 1.08% for the year ended October 31, 1996, 0.78% for the year ended October 31, 1995 and (0.05%)
           for the period ended October 31, 1994.
    (6)    Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.


 12
                               1997 annual report

----------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Devon Fund B Class                 Devon Fund C Class
                                                            --------------------------------------------     --------------------
                                                                       Year Ended              09/06/94(1)     Year     11/29/95(1)
                                                                       October 31,                to           Ended        to
                                                              1997        1996       1995       10/31/94       1997      10/31/96
Net asset value, beginning of period .....................  $14.540     $12.500     $10.820     $10.900       $14.530    $13.020

Income from investment operations:
    Net investment income ................................    0.081       0.136       0.127(2)    0.027         0.071      0.188
    Net realized and unrealized gain (loss) from
     security transactions ...............................    4.219       2.664       2.053      (0.077)        4.229      2.157
                                                            -------     -------     -------     -------       -------    -------
    Total from investment operations .....................    4.300       2.800       2.180      (0.050)        4.300      2.345
                                                            -------     -------     -------     -------       -------    -------
Less dividends and distributions:
    Dividends from net investment income .................   (0.075)     (0.120)     (0.180)     (0.030)       (0.075)    (0.195)
    Distributions from net realized gain on
     security transactions ...............................   (0.965)     (0.640)     (0.320)         --        (0.965)    (0.640)
                                                            -------     -------     -------     -------       -------    -------
    Total dividends and distributions ....................   (1.040)     (0.760)     (0.500)     (0.030)       (1.040)    (0.835)
                                                            -------     -------     -------     -------       -------    -------
Net asset value, end of period ...........................  $17.800     $14.540     $12.500     $10.820       $17.790    $14.530
                                                            =======     =======     =======     =======       =======    =======
Total return(3) ..........................................    31.21%      23.38%      21.09%      (0.46%)       31.24%     18.94%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ..............  $28,757      $3,399     $   863     $   115       $ 5,876     $1,056
    Ratio of expenses to average net assets ..............     1.95%(4)    1.95%(4)    1.95%(4)    1.95%(4)      1.95%(6)   1.95%(6)
    Ratio of net investment income to average net assets .     0.44%(5)    0.97%(5)    1.12%(5)    1.26%(5)      0.44%(7)   0.97%(7)
    Portfolio turnover ...................................       64%         80%         99%        180%           64%        80%
    Average commission rate paid(8) ......................  $0.0600     $0.0600         N/A         N/A       $0.0600    $0.0600

---------------
(1)  Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2)  1995 per share information was based on the average shares outstanding method.
(3)  Does not include contingent deferred sales charge which varies from 1%-4% depending upon the holding period for
     Delaware Fund B Class and C Class.
(4)  Ratio of expenses to average net assets prior to expense limitation was 2.12% for the year ended October 31, 1997, 2.54% for year ended October 31, 1996, 2.99% for the year ended October 31, 1995 and 3.96% for the period ended October 31, 1994.
(5)  Ratio of net investment income (loss) to average net assets prior to expense limitation was 0.27% for the year ended
     October 31, 1997, 0.38% for the year ended October 31, 1996, 0.08% for the year ended October 31, 1995 and (0.75%) for the period ended October 31, 1994.
(6)  Ratio of expenses to average net assets prior to expense limitation was 2.12% for the year ended October 31,1997 and
     2.54% for the period ended October 31, 1996.
(7)  Ratio of net investment income to average net assets prior to expense limitation was 0.27% for the year ended October 31, 1997 and 0.38% for the period ended October 31, 1996.
(8)  Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                                           13
                               1997 annual report

----------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each  period were as follows:

                                                                                    Devon Fund Institutional Class
                                                                      ------------------------------------------------------
                                                                                    Year Ended                     12/29/93(1)
                                                                                    October 31,                        to
                                                                        1997           1996            1995         10/31/94
Net asset value, beginning of period ................................ $14.670         $12.590        $10.860         $10.000

Income from investment operations:
    Net investment income ...........................................   0.211           0.267          0.241(2)        0.201
    Net realized and unrealized gain from security transactions .....   4.284           2.693          2.049           0.749
                                                                      -------         -------        -------         -------
    Total from investment operations ................................   4.495           2.960          2.290           0.950
                                                                      -------         -------        -------         -------
Less dividends and distributions:
    Dividends from net investment income ............................  (0.270)         (0.240)        (0.240)         (0.090)
    Distributions from net realized gain on
     security transactions ..........................................  (0.965)         (0.640)        (0.320)             --
                                                                      -------         -------        -------         -------
    Total dividends and distributions ...............................  (1.235)         (0.880)        (0.560)         (0.090)
                                                                      -------         -------        -------         -------
Net asset value, end of period ...................................... $17.930         $14.670        $12.590         $10.860
                                                                      =======         =======        =======         =======

Total return ........................................................   32.57%          24.56%         22.26%          11.45%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .........................  $5,749          $3,290        $ 2,870         $ 2,516
    Ratio of expenses to average net assets .........................    0.95%(3)        0.95%(3)       0.95%(3)        0.95%(3)
    Ratio of net investment income to average net assets ............    1.44%(4)        1.97%(4)       2.12%(4)        2.26%(4)
    Portfolio turnover ..............................................      64%             80%            99%            180%
    Average commission rate paid(5) ................................. $0.0600         $0.0600            N/A             N/A

----------------
(1)  Date of initial public offering; ratios and total return have been annualized.
(2)  1995 per share information was based on the average shares outstanding method.
(3)  Ratio of expenses to average net assets prior to expense limitation was 1.12% for the year ended October 31, 1997, 1.54%
     for year ended October 31, 1996, 1.99% for the year ended October 31, 1995 and 2.96% for the period ended October 31, 1994.
(4)  Ratio of net investment income to average net assets prior to expense limitation was 1.27% for the year ended October 31, 1997,
     1.38% for the year ended October 31, 1996, 1.08% for the year ended October 31, 1995 and 0.25% for the period ended
     October 31, 1994.
(5)  Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.


14
                               1997 annual report

Delaware Group Equity 1, Inc. -
Devon Fund
Notes to Financial Statements
October 31, 1997
--------------------------------------------------------------------------------

Delaware Group Equity Funds I, Inc. - formerly known as Delaware Group Delaware Fund, Inc., is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Delaware Group Equity Funds I currently offers two Series, Delaware Fund and Devon Fund (the "Fund"). The Fund is organized as a Maryland Corporation and offers four classes of shares. The Devon Fund A Class carries a front-end sales charge of 4.75%. The Devon Fund B Class carries a back-end sales charge. The Devon Fund C Class carries a level load deferred sales charge and Devon Fund Institutional Class has no sales charge. The Fund's objective is to seek current income and capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% on the first $500 million of average daily net assets of the Fund and 0.50% on the average daily net assets over $500 million. At October 31, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $237,456.

DMC has elected to waive its fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses, exceed 0.95% of average daily net assets of the Fund through October 31, 1997. Total expenses absorbed by DMC for the year ended October 31, 1997 were $90,857.

The Fund has engaged Delaware Service Company, Inc. (DSC) and Delaware Investment & Retirement Services, Inc. (DIRSI), affiliates of DMC, to provide as dividend disbursing, transfer agent and accounting services to the Fund. For the year ended October 31, 1997, the Fund expensed $186,586 for dividend disbursing and transfer agent services and $18,091 for accounting services. At October 31, 1997, the Fund had a liability for such fees and other expenses payable to DSC and DIRSI of $38,539.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. At October 31, 1997, the Fund had a liability for distribution fees and other expenses payable to DDLP of $16,850. For the year ended October 31, 1997, DDLP earned $90,538 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended October 31, 1997, the Fund made purchases of $86,938,556 and sales of $31,106,057 of investment securities other than U.S. government securities and temporary cash investments.

At October 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $9,360,778 of which $10,447,709 related to unrealized appreciation of securities and $1,086,931 related to unrealized depreciation of securities. At October 31, 1997, the aggregate cost of securities for federal tax purposes was $80,190,272.

                                                                           15
                               1997 annual report

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)

4. Capital Stock

Transactions in capital stock shares were as follows:

                                                   Year Ended       Year Ended
                                                      1997             1996
                                                   ----------       ----------
Shares sold:
 Devon Fund A Class ...........................     2,349,807         481,037
 Devon Fund B Class ...........................     1,401,315         167,538
 Devon Fund C Class ...........................       272,642         117,220
 Devon Fund Institutional Clas ................       197,224          63,036

Shares issued upon reinvestment of dividends
 from net investment income and net realized
 gains from security transactions:
 Devon Fund A Class ...........................        96,188          48,285
 Devon Fund B Class ...........................        20,945           4,965
 Devon Fund C Class ...........................         6,167             312
 Devon Fund Institutional Class ...............        19,481          16,198
                                                    ---------       ---------
                                                    4,363,769         898,591
                                                    ---------       ---------

                                                    Year Ended      Year Ended
                                                       1997             1996
                                                    ----------      ----------
Shares repurchased:
 Devon Fund A Class ...........................      (708,508)       (213,978)
 Devon Fund B Class ...........................       (40,605)         (7,814)
 Devon Fund C Class ...........................       (21,081)        (44,875)
 Devon Fund Institutional Class ...............      (120,222)        (82,931)
                                                    ---------       ---------
                                                     (890,416)       (349,598)
                                                    ---------       ---------

Net Increase ..................................     3,473,353         548,993
                                                    ---------       ---------

5. Lines of Credit
The Fund has a committed line of credit of $800,000. No amount was outstanding at October 31, 1997, or at any time during the fiscal year.

Delaware Group Equity Funds I, Inc. -
Devon Fund
Report of Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
Delaware Group Equity Funds I, Inc. -
Devon Fund

We have audited the accompanying statement of net assets of Delaware Group Equity Funds I, Inc. - Devon Fund as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspo ndence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds I, Inc. - Devon Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                            /s/ Ernst & Young LLP
                                            -----------------------

Philadelphia, Pennsylvania
December  4, 1997

 16
                               1997 annual report

This annual report is for the information of Devon Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Devon Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

Wayne A. Stork
Chairman
Delaware Group of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

David K. Downes
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Group of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Group of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

directors & officers

Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(insert photo of Globes)

This report must be preceded or accompanied by a current Devon Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions Representatives Only
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA on
recycled paper

(359)
AR-039[10/97]TKO12/97

For Total Return

DELAWARE
GROUP
--------
PHILADELPHIA o LONDON
Copyright Delaware Distributors, L.P.